                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             Grubb & Ellis Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             GRUBB & ELLIS COMPANY
                          2215 Sanders Road, Suite 400
                              Northbrook, IL 60062

                                   SUPPLEMENT
                            dated November 1, 1999
                             TO THE PROXY STATEMENT
                            dated October 14, 1999
                                    for the
                      1999 Annual Meeting of Stockholders
                      -----------------------------------

The following errata sheet contains a revision of certain numerical data in the Summary Compensation Table for Ms. Ehrenberg and Mr. Orrico and replaces page 14 to the Grubb & Ellis Company Proxy Statement dated October 14, 1999.


B.  Executive Compensation

The following table shows compensation earned, including deferred compensation, for services in all capacities with the Company and its subsidiaries for the fiscal years ended June 30, 1999, 1998 and 1997 for the person who served as Chief Executive Officer for the 1999 fiscal year; and for each of the other four most highly-compensated executive officers of the Company. The bonuses for the 1999 fiscal year represent payments for the first six months of the 1999 fiscal year for all persons except Mr. Young, who received a bonus for the entire fiscal year. These other officers will be eligible to receive bonuses for the final six months of the 1999 fiscal year, which are expected to be paid by March 31, 2000.

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------
                                                                                         Long-Term
                                                                                        Compensation
                                                         Annual Compensation               Awards
                                                   --------------------------------     ------------
                                                                                         Securities
                                                                                         Underlying       All Other
            Name and                                         Salary         Bonus       Options/SARs     Compensation
      Principal Position(1)                        Year        ($)           ($)           (#)(2)           ($)(3)
   ---------------------------                     ----      -------        -------     ------------     ------------
Neil Young                                         1999      425,000        250,000              0           3,000
  Chairman and Chief Executive Officer             1998      425,000        270,000              0           3,000
                                                   1999      400,000        400,000              0           2,000

Maureen A. Ehrenberg                               1999      263,000         85,000         12,000           3,000
  President, Management Services                   1998      218,000         95,000        100,000           2,000
                                                   1997           --             --             --              --

Douglas P. Frye                                    1999      225,000         68,000         25,000           3,000
  President, Institutional Services Group          1998      200,000        108,000              0           3,000
                                                   1997      150,000        138,000         50,000         189,000

John G. Orrico                                     1999      275,000         75,000         12,000           3,000
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  President, Transaction Services                  1998      219,000        115,000         50,000           3,000
                                                   1997      177,000        130,000         50,000           2,000

Steven D. Scruggs                                  1999      250,000         52,000              0           3,000
  President, Corporate Services Group              1998      250,000        115,000              0           3,000
                                                   1997      146,000         83,000        100,000         100,000
---------------------------------------------------------------------------------------------------------------------

---------------------

(1) Ms. Ehrenberg was appointed President, Management Services in February 1998. Prior to that time, she served as Central Regional President of Management Services. Mr. Orrico was appointed President, Transaction Services in February 1998. He served as President, Transaction Services, Eastern Region from July 1997 to February 1998.

(2) The amounts represent options to purchase the numbers of shares of common stock indicated.

(3) Represents Company contributions made during each calendar year following the 1998, 1997, and 1996 plan years (calendar years) to the 401(k) plan accounts of the designated individuals, except as follows: with respect to the 1997 fiscal year, Mr. Frye's compensation includes $187,000 in commissions as well as a 401(k) contribution of $2,000, and Mr. Scruggs received a signing bonus of $100,000 in connection with the commencement of his employment in October 1996.



                                    FOR THE BOARD OF DIRECTORS



                                    /s/ Robert J. Walner
                                    ---------------------

                                      Robert J. Walner
                                      Corporate Secretary
November 1, 1999